CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-2

                           $580,000,000 (APPROXIMATE)
                               Subject to Revision

        June 15, 1999 - Addendum to June 9, 1999 Computational Materials

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information has been prepared by CSI in reliance upon information furnished by the Seller. Such information may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. No assurance can be given as to the information's accuracy, appropriateness or completeness in any particular context. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

The tables sent to you as part of the June 9, 1999 Computational Materials (the "Yield Tables") setting forth the yields, average lives, durations, first principal payment dates and last principal payment dates for each class of certificates were prepared on the basis of certain assumptions, including an assumption that the mortgage loans included in the mortgage pool consist of 18 mortgage loans having the actual characteristics of the mortgage loans described on the table set forth below.


               FIXED-RATE AND ADJUSTABLE-RATE MORTGAGE LOAN GROUP

                                                                        Original
      Prepay  Prepay  Amort                  Gross            Original  Amort
Loan  Type    Rate    Type   PRINCIPAL       WAC     Net Wac  Term      Term      Age
=========================================================================================
1     HEP     23      Level   55,654,500.52  10.187  9.677    180       360         3
2     HEP     23      Level      380,132.48   8.325  7.815    120       120         2
3     HEP     23      Level   24,693,538.52   9.299  8.789    180       180         2
4     HEP     23      Level    6,059,268.52   9.932  9.422    240       240         3
5     HEP     23      Level   63,212,559.97  10.005  9.495    360       360         3
-----------------------------------------------------------------------------------------
                             150,000,000.00   9.949  9.439              324.9     2.8
                             ==============

6     CPR     27      Arm     25,572,103.68   9.186  8.676    360       360         3
7     CPR     27      Arm    187,508,173.26   9.788  9.278    360       360         2
8     CPR     27      Arm     68,745,972.93  10.037  9.527    360       360         1
9     CPR     27      Arm      3,173,750.13   9.605  9.095    360       360         1
-----------------------------------------------------------------------------------------
                             285,000,000.00   9.792  9.282              360.0     1.8
                             ==============

10    HEP     23      Level   18,551,500.17  10.187  9.677    180       360         3
11    HEP     23      Level      126,710.83   8.325  7.815    120       120         2
12    HEP     23      Level    8,231,179.51   9.299  8.789    180       180         2
13    HEP     23      Level    2,019,756.17   9.932  9.422    240       240         3
14    HEP     23      Level   21,070,853.32  10.005  9.495    360       360         3
-----------------------------------------------------------------------------------------
                              50,000,000.00   9.949  9.439              324.9     2.8
                             ==============

15    CPR    27       Arm      8,524,034.56   9.186  8.676    360       360         3
16    CPR    27       Arm     62,502,724.42   9.788  9.278    360       360         2
17    CPR    27       Arm     22,915,324.31  10.037  9.527    360       360         1
18    CPR    27       Arm      1,057,916.71   9.605  9.095    360       360         1
-----------------------------------------------------------------------------------------
                              95,000,000.00   9.792  9.282              360.0     1.8
                             ==============

                                 Initial                                   Reset
      Remain.  Gross   Periodic  Reset                            Months   Change  ARM
Loan  Term     Margin  Cap       Cap      Life Cap   Life Floor   to Roll  Freq    Index
=========================================================================================
1     177      0       0         0        0          0
2     118      0       0         0        0          0
3     178      0       0         0        0          0
4     237      0       0         0        0          0
5     357      0       0         0        0          0
-----------------------------------------------------------------------------------------
      255.3


6     357      4.971   1.039     1.573    15.657     9.158         7       6       6ML
7     358      5.96    1.48      2.995    16.759     9.788        22       6       6ML
8     358      5.658   1.485     2.974    17.005    10.037        35       6       6ML
9     359      5.544   1.5       3        16.528     9.468        59       6       6ML
-----------------------------------------------------------------------------------------
      357.9    5.794   1.442     2.862    16.717     9.788        24.2


10    177      0       0         0        0          0
11    118      0       0         0        0          0
12    178      0       0         0        0          0
13    237      0       0         0        0          0
14    357      0       0         0        0          0
-----------------------------------------------------------------------------------------
      255.3


15    357      4.971   1.039     1.573    15.657     9.158         7       6       6ML
16    358      5.96    1.48      2.995    16.759     9.788        22       6       6ML
17    358      5.658   1.485     2.974    17.005    10.037        35       6       6ML
18    359      5.544   1.5       3        16.528     9.468        59       6       6ML
-----------------------------------------------------------------------------------------
      357.9    5.794   1.442     2.862    16.717     9.788        24.2



ASSUMPITONS
-----------
Loans #1-9 consisting $435MM will be delivered on the settlement date. Loans #10-18 consisting $145MM will be prefunded for 2 months.



There will be differences between the characteristics of the mortgage loans actually included in the trust fund and the characteristics assumed in preparing the Yield Tables, and these differences could be material.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

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